UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest reported):  October 12, 2001



                              Hot Products, Inc.com
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)


               Arizona                  0-27382               86-0737579
               -------                  -------               ----------
     (State or other jurisdiction     (Commission           (IRS  Employer
     of  incorporation)               File Number)          Identification No.)

     7625 E. Redfield Road Suite 200                        85260
     Scottsdale,  Arizona
     --------------------------------                     ----------
     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  480-368-9490


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ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

          On October 10, 2001, the Registrant entered into a Preliminary Agreement for Merger with International Global Positioning, Inc. (IGP), a Nevada Corporation. International Global Positioning, Inc. will be merged into Hot
Products, Inc.com, (HPIC) with Hot Products, Inc.com being the surviving corporation. The closing of the purchase transaction is intended to occur no later than November 30, 2001.

As part of this transaction the Surviving Corporation's name will be changed to International Global Positioning, Inc.

This proposed merger between International Positioning Inc. and Hot Products Inc.com is viewed by HPIC's Board of Directors as an essential mechanism for ensuring the future interests of the company and its shareholders. The combined new entity will create a synergy and industry dynamics that offer it the ability to successfully penetrate numerous markets around the world.

IGP stands on the forefront of the next burgeoning industry, Global Satellite technology. IGP is positioned to become a global leader in the development and distribution of numerous consumer-oriented devices that incorporate State-of-the Art, Global Positioning Technology. IGP's first device, RES-Q1, targeted at the North American automotive industry, is a Telematic, Automatic Tracking and Security System, that offers "real-time" security surveillance and personal tracking capabilities. HPIC alleges that IGP's RES-Q1 product and marketing program, incorporates enhanced features that makes it more "user friendly" than GM's On-Star system, and which should also dramatically impact sales of current market leader, LoJack, which utilizes the obsolete RF technology, as compared to QPS. The RES-Q1 device is one of many innovative new products planned for introduction by IGP that will address a wide spectrum of the Automotive, Consumer and Pet market categories.

HPIC, is quickly becoming recognized as an innovative industry leader in the development and distribution for a wide range of comprehensive Road Emergency and Automotive Survival products. HPIC currently supplies its products to Toyota Motor Sales, Harley Davidson, Jiffy Lube, Polaris Industries, Plow & Hearth etc. HPIC plans to integrate its entire line under IGP's RES-Q brand name upon completion of the merger.

HPIC feels strongly that through this merger, which will allow it direct access to the over 100,000 automotive dealerships, throughout North America, combined with the product development, marketing and management expertise of the new entity, that IGP will have created an industry dynamics and product marketing synergy, unparalled within the industry, that should greatly enhance shareholder value for the investors of both companies.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial  statements  of  businesses  acquired.

          None.
     (b)  Pro  Forma  Financial  Information.

          None.

     (c)  Exhibits.

  Exhibit
  Number               Exhibit Description
  --------             -------------------
99.1                   Preliminary Agreement for Merger

                                    Signature


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                HOT  PRODUCTS,  Inc.com


                                   By:    /s/  James  L.  Copland
                                        ------------------------------
                                        James  L.  Copland
                                        President and Chief Operating Officer




Dated:   October 12, 2001

                              EXHIBIT  INDEX

  Exhibit
   Number                    Exhibit  Description
  -------                    --------------------

99.1                    Preliminary  Agreement  for  Merger



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